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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 5, 2006

IDAHO GENERAL MINES, INC.

(Exact Name of Registrant as Specified in its Charter)

Idaho	000-50539	91-0232000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 N. Post St., Suite 610 Spokane, WA	99201
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (509) 838-1213

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (3-05)

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Item 1.01

Entry into a Material Definitive Agreement

On April 5, 2006, Idaho General Mines, Inc. (the “Company”) granted 50,000 options to purchase shares of the Company’s common stock to each of its directors as compensation for his service on the board.  The options vested immediately upon grant and are exercisable at a price of $2.80 per share for a period of five years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDAHO GENERAL MINES, INC.

(Registrant)

Date:  April 11, 2006

By:   /s/ Robert L. Russell

        Robert L. Russell

        President and Chief Executive Officer